EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp Inc., does hereby appoint ROBERT K. CHAPMAN and RANDAL J. RABE, and each of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp Inc., a Form S-8 Registration Statement of United Bancorp, Inc. for the Amended and Restated Director Retainer Stock Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: July 21, 2011	/s/ Stephanie H. Boyse

Print Name: Stephanie H. Boyse

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp Inc., does hereby appoint ROBERT K. CHAPMAN and RANDAL J. RABE, and each of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp Inc., a Form S-8 Registration Statement of United Bancorp, Inc. for the Amended and Restated Director Retainer Stock Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: July 21, 2011	/s/ James D. Buhr

Print Name: James D. Buhr

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp Inc., does hereby appoint ROBERT K. CHAPMAN and RANDAL J. RABE, and each of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp Inc., a Form S-8 Registration Statement of United Bancorp, Inc. for the Amended and Restated Director Retainer Stock Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: July 21, 2011	/s/ Kenneth W. Crawford

Print Name: Kenneth W. Crawford

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp Inc., does hereby appoint ROBERT K. CHAPMAN and RANDAL J. RABE, and each of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp Inc., a Form S-8 Registration Statement of United Bancorp, Inc. for the Amended and Restated Director Retainer Stock Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: July 21, 2011	/s/ John H. Foss

Print Name: John H. Foss

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp Inc., does hereby appoint ROBERT K. CHAPMAN and RANDAL J. RABE, and each of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp Inc., a Form S-8 Registration Statement of United Bancorp, Inc. for the Amended and Restated Director Retainer Stock Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: July 21, 2011	/s/ Norman G. Herbert

Print Name: Norman G. Herbert

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp Inc., does hereby appoint ROBERT K. CHAPMAN and RANDAL J. RABE, and each of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp Inc., a Form S-8 Registration Statement of United Bancorp, Inc. for the Amended and Restated Director Retainer Stock Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: July 21, 2011	/s/ James C. Lawson

Print Name: James C. Lawson

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp Inc., does hereby appoint ROBERT K. CHAPMAN and RANDAL J. RABE, and each of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp Inc., a Form S-8 Registration Statement of United Bancorp, Inc. for the Amended and Restated Director Retainer Stock Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: July 21, 2011	/s/ Len M. Middleton

Print Name: Len M. Middleton